AMENDED AND RESTATED
                               SECURITY AGREEMENT


     This Amended and Restated Security Agreement (the "Agreement") is entered into as of November 24, 1999 by and between B III CAPITAL PARTNERS, L.P., a Delaware limited partnership ("Secured Party") and SILICON GAMING, INC., a California corporation ("Grantor").

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under (i) the Securities Purchase Agreement, dated as of September 30, 1997, by and between Grantor and Secured Party, as amended by Amendment No. 1 to Agreement, dated
July 8, 1998 and as  further  amended by  Amendment  No. 2 to  Agreement,  dated
November 24, 1999, (ii) the Securities and Purchase Agreement, dated as of November 24, 1999 (the "1999 Purchase Agreement"), by and between Silicon Gaming, Inc. and B III Capital Partners, L.P. (collectively, the "Purchase Agreements"), and as each of the foregoing may from time to time be extended, renewed, restated, supplemented or further amended, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

     1. THE SECURITY. To secure the Indebtedness (as hereinafter defined), Grantor grants and pledges to Secured Party a security interest in all of Grantor's right, title and interest (whether now existing or hereafter acquired or created) in, to and under the following, including without limitation all proceeds thereof (the "Collateral"):

          (a)  all  equipment  and  fixtures  (including,   without  limitation,
furniture, vehicles and other machinery and office equipment), together with all additions and accessions thereto and replacements therefor;

          (b) all inventory (including, without limitation, (i) all raw materials, work in progress and finished goods and (ii) all such goods which are returned to or repossessed by the Company), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor;

          (c) all accounts, chattel paper, contract rights and rights to the payment of money;

          (d) all general intangibles (including, without limitation, (i) customer and supplier lists and contracts, books and records (including, but not limited to, any computer-readable memory and any computer hardware or software necessary to process such memory), insurance policies, tax refunds, contracts for the purchase of real or personal property (collectively, the "Books and Records"), (ii) all copyrights, patents, trademarks, trade names, mask works, trade secrets, and service marks, whether registered or unregistered, and whether state, federal or common law (including, without limitation, those copyrights, patents, trademarks and mask works, and pending applications for registration thereof, listed on Schedules A, B, C, and D hereto), (iii) all licenses to use, applications for, and other rights to, such patents, copyrights, trademarks, trade names and service marks (other than licenses whose terms prohibit the granting of a security interest therein), and (iv) all goodwill of the Company);

          (e) all deposit accounts, money, certificated and uncertificated securities, instruments and documents; and

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          (f) all  proceeds of the  foregoing  (including,  without  limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

     2. THE INDEBTEDNESS. The Collateral secures and will secure all obligations and Indebtedness. For the purposes of this Agreement, "Indebtedness" shall mean all obligations and liabilities of Grantor under the Purchase Agreements and the Transaction Documents (as defined in the 1999 Purchase Agreement) entered into in connection therewith and with respect to Indebtedness and obligations of Silicon Gaming, Inc. whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent (including but not limited to obligations as a guarantor of the indebtedness of another), and whether incurred directly or acquired by Secured Party by assignment or otherwise. Unless Grantor shall have otherwise agreed in writing, "Indebtedness" shall not include "consumer credit" subject to the disclosure requirements of the Federal Truth in Lending Act or any regulations promulgated thereunder.

     3. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants to Secured Party as follows:

          (a) Exhibits A, B, C, and D to this Agreement are complete lists of all copyright registrations and applications, patent registrations and applications, trademark and service mark registrations and applications, and mask work registrations and applications respectively in which Grantor has any right, title, or interest, throughout the world.

          (b) Grantor has full power and authority to execute this Agreement and perform its obligations hereunder, and to subject the Collateral to the security interest transferred hereby, and Grantor has entered and will enter into written agreements with each of its present and future employees, agents and consultants which will enable it to comply with the covenants herein contained.

          (c) Grantor is the lawful owner of the entire right, title and interest in and to all the Collateral, free and clear of all liens, charges, encumbrances, claims of infringement, setoffs, counterclaims, licenses, shop rights, and covenants not to sue third persons, except in favor of Secured Party, liens securing the Senior Discount Notes and otherwise as Secured Party has consented to in writing.

     4.  GRANTOR'S  COVENANTS.   Grantor  covenants  and  warrants  that  unless
compliance is waived by Secured Party in writing:

          (a)  Grantor  will  properly  preserve  the  Collateral;   defend  the
Collateral against any adverse claims and demands; and keep accurate Books and Records.

          (b) Grantor has notified Secured Party in writing of, and will notify Secured Party in writing prior to any change in the locations of (i) Grantor's place of business or Grantor's chief executive office if Grantor has more than one place of business and (ii) any Collateral, including the Books and Records.

          (c) Grantor will notify Secured Party in writing prior to any change in Grantor's name, identity or business structure.

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          (d)  Grantor  will  maintain  and  keep in  force  insurance  covering
Collateral designated by Secured Party against fire and extended coverages. Such insurance shall require losses to be paid on a replacement cost basis, be issued by insurance companies acceptable to Secured Party and include a loss payable endorsement in favor of Secured Party in a form acceptable to Secured Party.

          (e) Grantor has not granted and will not grant any security interest in any of the Collateral except to Secured Party and the security interest of the holders of the Senior Discount Notes and the New Notes, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature, except the security interest of Secured Party and to the holders of the (i) Senior Discount Notes and (ii) New Notes.

          (f) Grantor will not sell, lease, agree to sell or lease, or otherwise dispose of, or remove from Grantor's place of business (i) any inventory except in the ordinary course of business as heretofore conducted by Grantor or (ii) any other Collateral except with the prior written consent of Secured Party.

          (g) Grantor will promptly notify Secured Party in writing of any event which affects the value of any Collateral, the ability of Grantor or Secured Party to dispose of any Collateral, or the rights and remedies of Secured Party in relation thereto, including, but not limited to, the levy of any legal process against any Collateral and the adoption of any marketing order, arrangement or procedure affecting the Collateral, whether governmental or otherwise.

          (h) If any Collateral is or becomes the subject of any negotiable document of title including any warehouse receipt or bill of lading, Grantor shall immediately deliver such document to Secured Party.

          (i) Until Secured Party exercises its rights to make collection, Grantor will diligently collect all Collateral.

     5. ADDITIONAL OPTIONAL REQUIREMENTS. Grantor agrees that Secured Party may at its option at any time, whether or not the indebtedness is in default:

          (a) Require Grantor to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to Secured Party in kind.

          (b) Require Grantor to deliver to Secured Party (i) copies of or extracts from the Books and Records, and (ii) information on any contracts or other matters affecting the Collateral.

          (c) Examine the Collateral, including the Books and Records, and make copies of or extracts from the Books and Records, and for such purposes enter at any reasonable time upon the property where any Collateral or any Books and Records are located.

          (d) Require Grantor to deliver to Secured Party any instruments or chattel paper.

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          (e) Require Grantor to obtain Secured Party's prior written consent to any sale, lease, agreement to sell or lease, or other disposition of any inventory except such sales or dispositions made in the ordinary course of business.

          (f) Notify any account debtors, any buyers of the Collateral, or any other persons of Secured Party's interest in the Collateral.

          (g) Upon the occurrence and during the continuance of an Event of Default, require Grantor to direct all account debtors to forward all payments and proceeds of the Collateral to a post office box under Secured Party's exclusive control.

          (h) Upon the occurrence and during the continuance of an Event of Default, demand and collect any payments and proceeds of the Collateral. In connection therewith Grantor irrevocably authorizes Secured Party to endorse or sign Grantor's name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to Grantor and remove therefrom any payments and proceeds of the Collateral.

     6. DEFAULTS. Any one or more of the following shall be a default hereunder:

          (a) Grantor shall fail to pay any indebtedness to Secured Party when due.

          (b) Grantor shall breach any term, provision, warranty or representation under this Agreement, or under any other security agreement, contract between Grantor and Secured Party, or any other obligation of Grantor to Secured Party.

          (c) Any custodian, receiver or trustee shall be appointed to take possession, custody or control of all or a substantial portion of the assets of Grantor.

          (d) Grantor shall become insolvent or unable to pay debts as they mature or admits in writing its inability to pay its debts as they become due, shall fail in business, shall make a general assignment for the benefit of creditors or shall voluntarily file under any bankruptcy or similar law.

          (e) Any involuntary petition in bankruptcy shall be filed against Grantor.

          (f) Any levies of attachment, executions, tax assessments or similar processes shall be issued against the Collateral and shall not be released within ten days thereof.

          (g) Any financial statements, profit and loss statements, borrowing certificates or schedules, or other statements furnished by Grantor to Secured Party prove false or incorrect in any material respect.

     7. SECURED PARTY'S REMEDIES AFTER DEFAULT. In the event of any default, Secured Party may do any one or more of the following:

          (a) Declare any Indebtedness secured hereby immediately due and payable, without notice or demand.

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          (b) Enforce the  security  interest  given  hereunder  pursuant to the
Uniform Commercial Code (as enacted in the applicable jurisdiction) and any other applicable law, including, without limitation, any gaming law.

          (c) Enforce the security interest of Secured Party in any deposit account of Grantor.

          (d) Require Grantor to assemble the Collateral, including the Books and Records, and make them available to Secured Party at a place designated by Secured Party.

          (e) Enter upon the property where any Collateral, including any Books and Records are located and take possession of such Collateral and such Books and Records, and use such property (including any buildings and facilities) and any of Grantor's equipment, if Secured Party deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease or otherwise dispose of, any Collateral.

          (f) Grant extensions and compromise or settle claims with respect to the collateral for less than face value, all without prior notice to Grantor.

          (g) Use or transfer any of Grantor's rights and interests in any Intellectual Property now owned or hereafter acquired by Grantor, if Secured Party deems such use or transfer necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral. Grantor agrees that any such use or transfer shall be without any additional consideration to Grantor. As used in this paragraph, "Intellectual Property" includes, but is not limited to, all patent, copyright, trade secrets, computer software, mask works, service marks, trademarks, trade names, trade styles, applications for any of the foregoing, customer lists, working drawings, instructional manuals, and rights in processes for technical manufacturing, packaging and labeling in which Grantor has any right or interest, whether by ownership, license, contract or otherwise.

          (h) Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral, subject to any approvals required pursuant to any gaming laws.

          (i) Take such measures as Secured Party may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and Grantor hereby irrevocably constitutes and appoints Secured Party as Grantor's attorney-in-fact to perform all acts and execute all documents in connection therewith.

     8. MISCELLANEOUS.

          (a) In the event of a sale of Collateral (whether under power of sale herein granted, pursuant to judicial process or otherwise), Grantor will duly execute and acknowledge all documents necessary or advisable to record title to such Collateral in the name of the purchaser, including, without limitation, valid and recordable assignments of such collateral.

          (b) Any waiver, expressed or implied, of any provision hereunder and any delay or failure by Secured Party to enforce any provision shall not preclude Secured Party from enforcing any such provision thereafter.

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          (c) This Agreement shall be governed by and construed according to the laws of the State of California, to the jurisdiction of which Grantor hereby submits.

          (d) All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

          (e) All terms not defined herein are used as set forth in the Uniform Commercial Code (as enacted in the applicable jurisdiction).

          (f) In the event of any action by Secured Party to enforce this Agreement or to protect the security interest of Secured Party in the Collateral, Grantor agrees to pay the costs thereof, reasonable attorney's fees and other expenses.

          (g) This Agreement and any agreement or document attached hereto, referred to herein or executed concurrently herewith, integrate all the terms and conditions mentioned herein or incidental hereto, and supersede all oral negotiations and prior writings in respect to the subject matter hereof.

          (h) Grantor shall, at the request of Secured Party, execute such other agreements, documents, instruments, or financing statements in connection with this Agreement as Secured Party may reasonably deem necessary.

          (i) All notes, security agreements, subordination agreements and other documents executed by Grantor or furnished to Secured Party in connection with this Agreement must be in form and substance satisfactory to Secured Party.

          (j) In the event of any action by Secured Party to enforce this Agreement or to protect the security interest of Secured Party in the Collateral, or to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, Grantor agrees to pay immediately the costs and expenses thereof, together with reasonable attorneys' fees and allocated costs for in-house legal services.

          (k) Notwithstanding any contrary provision contained herein, this Agreement is subject to that certain Intercreditor Agreement dated as of December 31, 1997, between Silicon Valley Bank and B III Capital Partners, L.P., a Delaware limited partnership.

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     IN WITNESS WHEREOF,  the parties have caused this Security  Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                          GRANTOR:

Address of Grantor:                       SILICON GAMING, INC., a
                                          California corporation
c/o Silicon Gaming, Inc.
2800 West Bayshore Road
Palo Atlo, California  94303              By: _____________________________
Attn: President                           Title: __________________________


                                          SECURED PARTY:

Address of Secured Party:                 B III CAPITAL PARTNERS. L.P.,
                                          a Delaware limited partnership
c/o DDJ Capital Management, LLC
141 Linden Street, Suite S-4              By:  DDJ Capital III, LLC, its
Wellesley, MA  02181                           General Partner
Attn: General Counsel
                                          By:  DDJ Capital Management, LLC,
                                                its Manager


                                               By: _________________________
                                               Title: ______________________